UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2005

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

At meetings held on April 26 and 27, 2005, the Board of Directors (the “Board”) of NCR Corporation (“NCR” or the “Company”), as well as the Committee on Directors and Governance of the Board (the “Committee”) and the Board’s Compensation and Human Resource Committee, approved a number of actions as described below.

Director Compensation

The Company grants equity awards to directors and management employees of the Company on a regular basis under the NCR Management Stock Plan, as amended (the “Stock Plan”), which was previously approved by the Company’s sole stockholder prior to its spin-off from AT&T Corp. at the end of 1996. The Stock Plan is filed as Exhibit 10.8 to our Annual Report on Form 10-K for the year ended December 31, 1996; and the First Amendment to the Stock Plan is filed as Exhibit 10.4 to NCR’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

Pursuant to its authority under the Stock Plan, the Committee adopted the NCR Director Compensation Program (“Program”) which provides for remuneration to directors serving as non-employee members of the Board. On April 27, 2005, the Committee approved amendments to the Program, effective immediately. The Program was amended to comply with the provisions of the American Jobs Creation Act of 2004 (the “Act”) and the regulations promulgated pursuant to the Act. A copy of the new Program, as amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On an annual basis, the Committee determines the compensation of the non-employee members of the Board within the parameters of the Program. On April 27, 2005, the Committee established the following compensation for the non-employee directors (currently, all of the Company’s directors, except James Ringler who is serving as President and interim Chief Executive of the Company) under the Program:

1.	Annual Retainers and Meeting Fees.

Each non-employee director will receive a retainer of $40,000 for the fiscal year beginning on the date of each annual stockholders’ meeting, and ending on the day before the next following such meeting, payable in 25% increments on June 30, September 30, December 31, and March 31, provided the individual is serving as a director on those dates. If not, the remaining amount of the retainer is forfeited. The retainer for the non-employee Chairman of the Board is $225,000.

Committee chairs receive an additional annual retainer of $5,000, except that the Chair of the Audit Committee and the Chair of the Compensation and Human Resource Committee each receive an additional annual retainer of $12,000.

Non-employee directors receive a meeting fee of $2,000 for each regular Board or committee meeting attended and each special Board meeting attended. If a committee holds a special meeting, the committee chair will determine if the meeting is subject to the meeting fee.

Prior to the January 1 of each year, a Director may elect to receive all or a portion of the annual retainer and meeting fees in NCR common stock instead of cash as provided under the Program. Stock unit accounts are maintained for deferred stock payments, with dividend reinvestment. Deferred stock payments may be paid in cash or in NCR common stock.

2.	Initial Stock Grant.

Each non-employee director upon first election to the Board will receive an initial stock grant of NCR common stock with a value equal to the then-current annual retainer fee based on competitive analogs. The stock may be received immediately, or the director can elect before taking office to defer receipt for the same time periods available for deferral of the annual retainer. If deferred, a stock unit account is maintained, with dividend reinvestment. Payment is made only in NCR common stock.

3.	Annual Option Grant.

On the date of the annual stockholders’ meeting, each non-employee director will be granted options for a number of shares of NCR common stock as determined by the Committee in its discretion, based on a review of current competitive data. The options are fully vested upon grant and are exercisable for ten years. If granted, the stock is free of restrictions. Eligible directors may elect to defer receipt of this stock in the same manner available for deferring their annual retainers and meeting fees.

On April 27, 2005, the Committee granted each of the non-employee directors, other than the Chairman of the Board, options to purchase 8,000 shares of NCR common stock, which options are immediately vested. In addition, the Committee awarded 4,000 shares of NCR common stock to each of the non-employee directors, other than the Chairman of the Board.

We are filing as an exhibit to this Current Report on Form 8-K the form of Director Option Grant Statement under the Stock Plan used in connection with the April 27, 2005 option grants to the Company’s non-employee directors, other than the Chairman of the Board. A copy of this form is filed as Exhibit 10.2 to this report and incorporated herein by reference.

Form of Restricted Stock Agreement

At its meeting on April 26, 2005, the Compensation and Human Resource Committee of the Board approved the form of restricted stock agreement under the Stock Plan to be used when granting restricted stock awards to employees for retention, promotion or other special circumstances outside of the Company’s annual long-term incentive program. We are filing as an exhibit to this Current Report on Form 8-K the form of Restricted Stock Agreement under the Stock Plan used for these purposes. A copy of this form is filed as Exhibit 10.3 to this report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2005, the Board approved amendments to the charter of the Compensation Committee of the Board. The revised charter, which is available on the Company’s corporate governance web page at http://www.ncr.com/corpgovernance/ corpgov_board_charters.htm, includes a change in the name of the committee from the Compensation Committee to the Compensation and Human Resource Committee. As a result, on April 27, 2005, the Board also approved an amendment to the Bylaws of the Company to effect this change. Specifically, Article III, Section 3 of the Bylaws was amended to change the name of the committee, effective immediately. A copy of the Company’s Bylaws, as amended and restated, is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibits
3.1	Bylaws of NCR Corporation, as amended and restated on April 27, 2005.

10.1	NCR Director Compensation Program, dated April 27, 2005.

10.2	Form of Director Option Grant Statement under the NCR Management Stock Plan.

10.3	Form of Restricted Stock Agreement under the NCR Management Stock Plan (for non-annual grants).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: May 2, 2005	By:	/s/ Peter J. Bocian
Peter J. Bocian
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
3.1	Bylaws of NCR Corporation, as amended and restated on April 27, 2005.

10.1	NCR Director Compensation Program, dated April 27, 2005.

10.2	Form of Director Option Grant Statement under the NCR Management Stock Plan.

10.3	Form of Restricted Stock Agreement under the NCR Management Stock Plan (for non-annual grants).